Contingencies and commitments	12 Months Ended
Dec. 31, 2013
Contingencies and commitments
Contingencies and commitments

18.                     Contingencies and commitments

Insurance matters

a.                            Satmex 8 is insured with coverage of $360 million the current policy expired on March 26, 2014. After such date Satmex 8 will be insured by the global Eutelsat policy and its cost will be reflected as an intercompany charge.

b.                            On December 5, 2013, Satmex renewed the in-orbit insurance policy for satellite Satmex 6, which expires on March 26, 2014 and provides coverage for $129.9 million. After such date, Satmex 6 will also be covered by the Eutelsat global policy and its cost will be reflected as an intercompany charge.

c.                             Satmex did not renew the in-orbit insurance policy for satellite Satmex 5 primarily because the satellite’s geostationary life ended in September 2013, and the condition of the satellite does not comply with the industry standards required by the terms and conditions of the insurance policy. Any uninsured loss of satellite Satmex 5 would not have a material adverse effect on Satmex’s results of operations and financial condition.

Legal matters

d.                            The management of the Company is not aware of any material pending litigation against Satmex, nor are its assets subject to any legal action.

Commitments

e.                             Satmex entered into a contract with Space Systems/Loral, Inc. (“SS/L”) and granted to SS/L a usufruct right (a Mexican law concept that grants another person the right to use and benefit from another person’s property) over certain transponders on the Satmex 5 and Satmex 6 satellites, until the end of the life of such satellites. SS/L was not required to post a bond related to the usufruct arrangement. In the event that Satmex or a new shareholder decides not to continue with the usufruct arrangement, SS/L has the right to receive the higher of a percentage of the net sale value of Satmex 6 and Satmex 5 or an amount equal to the market value related to the transponders granted under the usufruct arrangement.

f.                              State Reserve - Under the orbital concessions granted by the Mexican federal government, Satmex must provide, at no charge, satellite capacity of approximately 362.88 MHz to the Mexican federal government in C- and Ku- bands.

g.                             On October 15, 1997, the Mexican government granted a property concession that relates to Satmex’s use of the land and buildings on which its satellite control centers are located and allows Satmex to base its ground station equipment within telecommunication facilities that belong to the Mexican government. Under such concession, Satmex is obligated to pay an annual fee, equivalent to 7.5% of the total value of the land, which is determined by appraisal experts assigned by the Mexican federal government.

For the years ended December 31, 2013 and 2012 and for the periods from May 26, 2011 to December 31, 2011 (Successor Registrant) and from January 1, 2011 to May 25, 2011 (Predecessor Registrant), the fees paid were $528, $496, $283 and $224, respectively.

h.                            Satmex leases two floors in the building where its headquarters are located. The corresponding lease agreement establishes a mandatory period of five years as of October 1, 2013 and ending in September 30, 2018. For the years ended December 31, 2013 and 2012 and for the periods from May 26, 2011 to December 31, 2011 (Successor Registrant) and from January 1, 2011 to May 25, 2011 (Predecessor Registrant), rent expense was $527, $520, $378 and $125, respectively. The minimum future payments for the period ended September 30, 2018 is $2.5 million per year.

i.                                Future minimum revenues (“Contract Backlog”) due from customers under non-cancelable operating lease contracts, which include a penalty clause against customers in case of early termination, for transponder capacity on satellites in-orbit as of December 31, 2013, are as follows:

Years	Amounts

2014	$96,600
2015	75,587
2016	61,207
2017	43,223
2018	38,730
Until 2030	101,476

$416,823